Rule 497(e)
                                                              File Nos. 33-94668
                                                                    and 811-9070

                                  DEVCAP TRUST
                            DEVCAP Shared Return Fund

                        Supplement dated October 5, 1998
                      to Prospectus dated November 28, 1997

                     DEVCAP SHARED RETURN FUND (the "Fund")


   INTRODUCTION OF NEW CONTRIBUTION ELECTION LEVELS FOR
   CHARITABLE CONTRIBUTION PROGRAM

On October 1, 1998, the Board of Trustees of DEVCAP Trust approved a modification of the charitable contribution election levels available to shareholders of the Fund. Previously, upon initial investment in the Fund the shareholder would declare an intention to make an annual donation to DEVCAP Non-Profit of fifty percent, seventy-five percent, or all of the annual contribution basis derived from the shareholder's investment in the Fund. Effective October 5, 1998, shareholders of the Fund may elect to make a charitable contribution to DEVCAP Non-Profit of ten percent and twenty-five percent of the annual contribution basis, in addition to the previous contribution levels of fifty percent, seventy five percent or all of the annual contribution basis. DEVCAP Non-Profit will direct the shareholder's donation to non-profit organizations (primarily Catholic Relief Services, Inc.) working to improve the welfare of underprivileged persons in developing countries through grants or loans for micro-enterprises and other economic development programs.

   CHANGES TO TIMING OF CHARITABLE CONTRIBUTION PROCESS

In the interest of facilitating the calculation of the charitable contribution, the time frame that the Fund mails notice each year to each shareholder of record estimating the dollar amount of the shareholder's charitable contribution for the year has been moved forward from December 1 to on or about the third week of November.

The date that the Fund requires the shareholder to notify the Fund of any change in contribution election also has been moved forward to on or before the second Friday of each December. Notice should be delivered to the Fund's address, as follows, for these purposes: DEVCAP Shared Return Fund, P.O. Box 2152, Milwaukee, WI 53201-2152. Shareholders may also make changes to their contribution election by telephone. The telephone number for these purposes is
(800) 371-2655, Option 3.

The shareholder's annual contribution will be calculated by the Fund's transfer agent,




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Sunstone  Investor  Services,  LLC on or about the second  Friday in December of each calendar year in accordance with the formula described in the Prospectus.